Specialty Pharmaceuticals for
Women’s Healthcare Needs
Columbia Laboratories, Inc. (CBRX)
Robert S. Mills
President and Chief Executive Officer
January 2008

Under The Private Securities Litigation
Reform Act Of 1995
Safe Harbor Statement
Except for historical information contained herein, certain statements of Columbia Laboratories, Inc.’s expectations made in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve certain risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of
Columbia Laboratories and its management team. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements.  Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® 8% (progesterone gel), PROCHIEVE® 8%
(progesterone gel), and STRIANT® (testosterone buccal system) in the U.S.; the timing and size of orders for out-licensed products from our marketing partners; the timely and successful completion of clinical studies, including the clinical trials for our vaginally lidocaine product candidate and the Phase III study of PROCHIEVE 8% in short cervix patients; success in obtaining acceptance and approval of new products and indications for current products by the
FDA and international regulatory agencies; the timely and successful development of products, including PROCHIEVE
8% to reduce the risk of preterm birth in women with a short cervix in mid-pregnancy; the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry;
general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the Securities and Exchange Commission. Columbia Laboratories undertakes no obligation to publicly update any forward-looking statements.

CBRX Overview
•

Specialty Pharma company focused on women’s
    healthcare
•

Commercial Operations dedicated to building revenues
    from our progesterone franchise
•

Additional revenues from “other products,” predominantly
    via partnerships
•

Upside potential from 2 later-stage R&D programs that
    address large markets with unmet medical need
•

All products utilize and gain competitive edge from our
    bioadhesive drug delivery system (BDS)

Market price (12/31/07)	$2.27
52-week range	$1.04 - $5.98
Shares outstanding: basic	51.7 million
fully diluted	72.7 million
Market capitalization	$117.4 million
Cash and equivalents (9/30/07)	$19.2 million
CBRX Key Statistics

Name / Title	Join
Experienced Management Team
	ed	Prior Experience
Robert S. Mills President & CEO	2001	• Watson Pharmaceuticals: General Manager Solid Dose Business & SVP of Manufacturing Operations • Alpharma: VP of Operations • Rhône Poulenc Rorer: 18+ years
James A. Meer SVP, CFO & Treasurer	2006	• Pharmos Corporation: SVP, CFO, Secretary & Treasurer • Schein Pharmaceutical, Inc.: VP & Treasurer • Senior financial positions at various public companies
Michael McGrane SVP, General Counsel & Secretary	2002	• The Liposome Company: VP, Gen. Counsel & Secretary • Novartis Consumer Health: VP, Gen. Counsel & Secretary • Novartis Pharmaceuticals: Associate General Counsel
George Creasy, M.D., FACOG VP, Clinical Research	2003	• Johnson & Johnson: Senior Director, R&D
Carl Worrell Head of Sales & Marketing	2006	• Tercica, Inc.: VP Marketing and Sales • Schering: Director of Marketing • Pharmacia: Sr. Marketing Director, National Sales Director, VP Marketing & Sales (Canada)

Bioadhesive Drug Delivery Systems
•

BDS key ingredient = polycarbophil, a non-immunogenic,
     hypoallergenic bioadhesive polymer
•

Uses bioadhesion to administer medication to patients in a
     targeted fashion
1.

Polycarbophil bonds to cells of the body’s mucosal surfaces
2.

BDS releases active drug in a controlled, sustained manner
3.

BDS is discharged on normal cell turnover
•

Advantages
—

Controlled, sustained, targeted drug delivery
—

Broad potential utility, especially molecules with low oral
      availability or where systemic levels of the active ingredient must be curtailed

Progesterone Franchise: 60 - 70% of revenues
*

CRINONE® 8%: progesterone vaginal gel indicated for infertility &
   pregnancy support
*

PROCHIEVE® 8%: same product and indications as CRINONE 8%
•

PROCHIEVE® 4%: progesterone vaginal gel for secondary amenorrhea
Other Products: 30 - 40% of revenues
*

STRIANT®:  Buccal delivery of testosterone for male hypogonadism
•

Replens®:  OTC vaginal moisturizer
•

RepHresh®:  OTC feminine hygiene product to eliminate vaginal odor
* Indicates products marketed by CBRX in the U.S.
Current Revenue Base

Progesterone:
The “Pregnancy Hormone”
•

Key role = to maintain pregnancy
—

Prepares uterus for implantation of fertilized egg
—

Supports ongoing pregnancy
—

Produced by placenta after week 8-10 in a normal
pregnancy
—

No other known essential function
•

Essential to successful infertility treatment
•

Essential for pregnancy support

1 Zarutskie P, Fertil Steril, September 2007.  In addition to this meta-analysis, 17 other individual trials support this claim.
Progesterone:
Supplementation Approaches
•

CRINONE / PROCHIEVE bioadhesive vaginal gel
—

FDA-approved for use in pregnancy since May 1997
—

Unsurpassed efficacy1
—

10 years safety data
—

1x daily administration
•

Effervescent vaginal tablet
—

FDA-approved for use in pregnancy in June 2007
—

2x - 3x daily administration
—

Not proven efficacious in women over 35
•

Pharmacy-compounded vaginal suppositories
—

Messy, inconsistent formulation
•

Intramuscular injection (progesterone in oil)
—

Local site pain and irritation; greater side effects include injection site abscesses
•

Oral capsules (indicated for HRT)
—

Lower efficacy, very low bioavailability, causes drowsiness

1Abstracts available on www.crinoneusa.com.  2 Yanushpolsky E et al. Fertil Steril, 2007.
CRINONE 8%:
Equally Effective and Patient-Preferred
•

CRINONE vs. IM Progesterone
—

12 studies compared efficacy1
•

CRINONE was proven equally effective as IM Progesterone
—

4 of those studies also assessed patient preference
•

Patients preferred CRINONE in 100% of those studies
—

Recent publication: planned interim analysis of 215 women ≤40 years of age undergoing IVF cycles2
•

Similar rates of pregnancy, implantation & early spontaneous abortion
•

Women receiving CRINONE reported significantly fewer side
   effects & greater overall satisfaction
•

CRINONE vs. other vaginal progesterone forms
—

6 studies compared efficacy1
•

CRINONE was proven equally effective as other forms
—

3 of those studies also assessed patient preference
•

Patients preferred CRINONE in 100% of those studies

Key Growth Opportunity:
Shifting Market Share from IM Progesterone
(CRINONE & tablet)
Market Penetration
by Supplementation Approach

$300+ Million Total Market Opportunity
$180 million market
potential
Infertility Business
$130+ million
market potential
2 weeks x $80 per week =
$160 per patient
10 weeks x $80 per week =
$800 per patient
Fertility Assistance (1.2
million cycles)
Pregnancy Support
7-30% success rate
CRINONE 8% U.S. Market Opportunity:
Current Labeling

Product	Indication		I	II	III
PROCHIEVE 8% Vaginal Gel PROCHIEVE 4%*	Reduce risk of preterm birth in women with a short cervix in mid-pregnancy		Initiated Q4 ‘07
Vaginal Gel Lidocaine	Prevent endometrial hyperplasia associated with estrogen use in menopausal women		Third party study; providing product only
Vaginal delivery	Prevention and treatment of dysmenorrhea		Initiated 6/07
Testosterone* Vaginal delivery	Fibroid reduction and female sexual dysfunction
Desmopressin* Buccal Tablet	Nocturnal enuresis in children
Carbamide peroxide vaginal delivery	Prevention and treatment of bacterial vaginosis	Pre-clinica l
Upside Potential Through Clinical R&D

Lead Opportunity
PROCHIEVE 8% (progesterone gel)
to reduce the risk of preterm birth in women
with a short cervix at mid-pregnancy

1Fonseca E,Amer Journal of Obstet 2003.  2To, Nicolaides K, et al. Ultrasound Obstet Gynecol, 2006.  3
Fonseca E, Nicolaides K, et al. NEJM, 357:462-469, August 2007. 4DeFranco E, O’Brien J et al. Ultrasound
Obstet Gynecol, October 2007.
The Short Cervix Opportunity
•

Fonseca 2003: Prophylactic use of progesterone extends the time to delivery among patients who had a preterm labor episode1
•

To & Nicolaides 2006: Short cervix is the most important single predictor of PTB2
—

61.2% magnitude of accuracy based on c-index
•

Fonseca & Nicolaides 2007: Women with a short cervix are the responders to vaginal progesterone therapy3
•

CBRX Phase III study (COL-1620-300) data 2007:
    PROCHIEVE 8% prevents PTB in women with a short cervix4

COL-1620-300 Key Findings:
Short Cervix Population
•

PROCHIEVE 8% use was associated with a statistically significant reduction in the occurrence of PTB in women with cervical length ≤
    3.0 and < 2.8 cm
•

Four-fold increase in time to delivery in women with cervical length <
    2.8 cm treated with PROCHIEVE 8% who had a preterm labor
    episode
•

PROCHIEVE 8% improved infant outcomes in women with baseline cervical length < 2.8 cm
—

Statistically significant:
•

Reduction in NICU admissions
•

Reduction in average NICU days
—

Strong trend for:
•

Reduction of total infant hospital days
•

Reduction of rate of Respiratory Distress Syndrome
•

Increase in average birth weight

PROCHIEVE (n=19)
Placebo (n=27)
CL < 2.8 cm (n=46)
22 investigators
Probability of Patients with Baseline Cervical Length < 2.8 cm
Remaining Undelivered According to Treatment Group
Fishers Exact Test
at ≤ 32 weeks:
0% PROCHIEVE vs.
29.6% Placebo (p = 0.014)
Statistically Significant Efficacy
in Patients with Cervical Length < 2.8 cm

Prochieve's Role in Extending Gestation: New
Advances, New Therapies (PREGNANT) Study
•

Phase III Study Design
—

Randomized 1:1, double blind, placebo controlled
—

300 women with cervical length between 1.0 - 2.0 cm
—

15 - 25 centers (international)
—

Primary outcome: a reduction in preterm births ≤ 32 weeks
     vs. placebo
—

Trend in improved infant outcomes
•

Timeline
 —

Initiate study                                     Q4 '07

—

Begin patient enrollment                    Q1 '08

—

Complete patient enrollment               mid - '08

—

Last birth                                           Q4 '08 / Q1 '09

—

Announce results                               Q1 '09

$1.6 Billion Total Market Opportunity
$250 million market
potential
4.1 Million Births Annually
>2.5 - 3.0 cm
(20%)
$1.05 billion
market potential
> 2.0 - 2.5 cm
(5.25%)
1.0 - 2.0 cm
(4.75%)
$275 million market
potential
16 weeks  X  $80.0 week  =
$1,280 per patient
Short Cervix U.S. Market Opportunity

Second Growth Opportunity
Vaginally-administered lidocaine
to prevent and treat dysmenorrhea

Vaginal Lidocaine for Dysmenorrhea
•

Dysmenorrhea
—

Common, painful menstrual cramping
—

Seriously affects 12% of all menstruating women in the U.S.
between ages 20 - 45
•

Phase II clinical trial design
—

Randomized, double-blind, placebo-controlled cross-over study
—

75-patients
•

Timeline
✓

Initiated study                               June '07

✓

Began enrollment                          August '07

✓

Added 2 additional sites                October '07

—

Complete enrollment                     Q1 '08

—

Announce results                          Q2 '08

Prevalence of Dysmenorrhea
5.6 million likely initial targets
50%
24%
5%
12%
Women in U.S. Age 20 - 40 Years, in Millions

$1.7 - $3.4 Billion Total Market Opportunity
5.6 million likely initial targets

4 doses / month X 12 months

$25 per month	Theoretical pricing	$50 per month

$1.68 billion potential market		$3.36 billion potential market
Dysmenorrhea U.S. Market Opportunity

Category
Revenues
Loss from operations
Other income (expense)
Net (loss)
Non-cash expenses
Cash loss
 9 Months
2007
     $21.3
       (5.6)

       (5.8)
     (11.4)
        9.9
       (1.5)
 9 Months
2006
      $15.0
        (6.3)
        (1.4)
        (7.8)
         4.2
        (3.6)
$19.2 million in cash on hand end of Q3 2006

Financial Review ($ millions)

*Based on 2007 est. revenues of $27-$30 million
Est.
$5.7 -$8.7*
Quarterly Revenue Snapshot: 2006 - 2007

Est.
$27.0-$30.0*
*2007 revenue estimate affirmed 11/8/07
$21.3
through
9/30/07
Annual Revenue Snapshot: 2005 - 2007

Why Invest in Columbia?
•

Revenues from 5 products provide solid base for growth
•

Large opportunity to expand progesterone franchise
—

Infertility market penetration
—

Pregnancy support

—

Preterm birth / short cervix
•

Phase III PREGNANT study underway; data expected
   Q1 ‘09
•

Additional upside potential from lidocaine
—

Phase II study underway; data expected Q2 ’08
—

Goal: partner this product to co-develop & co-market
•

Current financial resources sufficient to fund ongoing trials &
     operate our business without additional funding in 2008

2008 Objectives
•

Increase CRINONE 8% market share
•

Complete enrollment in Phase III PREGNANT study
•

Complete Phase II lidocaine study, report data
•

Partner lidocaine: co-develop, co-market
•

Add products to leverage sales force

Q&A Period

Specialty Pharmaceuticals for
Women’s Healthcare Needs
Columbia Laboratories, Inc. (CBRX)
Robert S. Mills
President and Chief Executive Officer
January 2008